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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      October 15, 2001


                      Fleet Bank (RI), National Association
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

       United States                 333-38650-01                050495490
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)



            111 Westminster Street
           Providence, Rhode Island                           02903
    (Address of Principal Executive Office)                (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On October 15, 2001, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2001-C.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            Exhibits

            5.1   Legality Opinion of Orrick, Herrington & Sutcliffe LLP.

            23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.     Not Applicable.

Item 9.     Not Applicable.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEET BANK (RI), NATIONAL ASSOCIATION
                                            On behalf of the Fleet Credit Card
                                            Master Trust II



                                          By:    /s/ Jeffrey A. Lipson
                                             ----------------------------------
                                          Name:  Jeffrey A. Lipson
                                          Title: Vice President
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                                  EXHIBIT INDEX


Exhibit                          Description

5.1         Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)